UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
Current Report
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 18, 2006
Dollar Financial Corp.
(Exact name of registrant as specified in charter)
Not Applicable
(Former name or former address, if changed since last report)

DELAWARE	000-50866	23-2636866
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

1436 Lancaster Avenue, Suite 310, Berwyn, Pennsylvania (Address of principal executive offices)	19312 (Zip Code)
610-296-3400
(Registrant’s telephone number, including area code)
Dollar Financial Group, Inc.
(Exact name of registrant as specified in charter)
Not Applicable
(Former name or former address, if changed since last report)

NEW YORK	333-18221	13-2997911
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

1436 Lancaster Avenue, Suite 310, Berwyn, Pennsylvania (Address of principal executive offices)	19312 (Zip Code)
610-296-3400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Current Report on Form 8-K is filed by Dollar Financial Corp., a Delaware corporation (the “Company”), pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and by the Company’s wholly-owned subsidiary, Dollar Financial Group, Inc., a New York corporation (“Group”) pursuant to Section 15(d) of the Exchange Act.
Item 1.01. Entry Into a Material Definitive Agreement.
On May 18, 2006, the Board of Directors of the Company approved and authorized the amendment and restatement of the Dollar Financial Corp. Deferred Compensation Plan, effective as of January 1, 2005 (“Restated Plan”). The Restated Plan was revised to reflect changes made by the American Jobs Creation Act of 2004, and subsequent regulatory guidance, relating to deferred compensation plans. A copy of the Restated Plan is attached hereto as Exhibit 10.1.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

10.1	Dollar Financial Corp. Deferred Compensation Plan, as amended.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR FINANCIAL CORP.

Date: May 18, 2006	By:/s/ Randy Underwood
Randy Underwood
Executive Vice President and Chief
Financial Officer

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR FINANCIAL GROUP, INC.

Date: May 18, 2006	By:/s/ Randy Underwood
Randy Underwood
Executive Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Dollar Financial Corp. Deferred Compensation Plan, as amended.